       As filed with the Securities and Exchange Commission on December 26, 2006
                                                     1933 Act File No. 333-30810
                                                      1940 Act File No. 811-9819

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Post-Effective Amendment No. 19                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 20                             [X]

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                   P.O. BOX 5049, BOSTON, MASSACHUSETTS 02206
                    (Address of Principal Executive Offices)

                                 (617) 662-3966
                         (Registrant's Telephone Number)

                            Karen Jacoppo-Wood, Esq.
                       State Street Bank and Trust Company
                        2 Avenue de Lafayette, 6th Floor
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Timothy W. Diggins, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant   [X]  On January 12, 2007 pursuant to
     to paragraph (b)                        paragraph (b)

[ ]  60 days after filing pursuant to   [ ]  On (date) pursuant to paragraph
     paragraph (a)(1)                        (a)(1) of Rule 485.

[ ]  75 days after filing pursuant to   [ ]  On (date) pursuant to paragraph
     paragraph (a)(2)                        (a)(2) of Rule 485.

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206

                  STATE STREET INSTITUTIONAL ENHANCED CASH FUND

                           Prospectus Dated [ ], 200_

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET INSTITUTIONAL ENHANCED CASH FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The State Street Institutional Enhanced Cash Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

INTRODUCTION

      The State Street Institutional Enhanced Cash Fund (the "Fund") is a mutual fund that seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Enhanced Cash Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.

      The Fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The Fund may also invest in derivative securities, including futures, options, interest rate swaps, default/credit swaps, total return swaps and other structured securities. Unlike a money market fund, the price of the Fund will fluctuate because the Fund may invest in securities with higher levels of risk and different maturities. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

PRINCIPAL RISKS OF INVESTING IN THE FUND

      - Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

      - Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

      - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating; generally, lower rated bonds have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

      - Derivatives Risk. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps and structured notes. If the Adviser incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, the Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option or structured notes may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

      - Dollar-Denominated Instruments Risk. Dollar denominated instruments, including Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit, issued by foreign banks, foreign bank branches and foreign corporations are not necessarily subject to the same regulatory requirements that apply to US banks and corporations. These instruments could lose value as a result of political, financial and economic events in foreign countries; less stringent foreign securities laws, regulations and accounting, auditing and recordkeeping standards; the public availability of information and, for banks, reserve requirements, loan limitations and examinations. These risks increase the possibility that a non-US bank or corporation may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk.

      - Extension Risk. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

      - Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non government fixed income securities.

      - Income Risk. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

      - Interest Rate Risk. During periods of rising interest rates, the Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes than securities with shorter maturities. Short-term securities tend to react to changes in short-term interest rates. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration.

      - Liquidity Risk. The risk that the Fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Certain types of securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. The Fund, if holding such securities, may experience substantial losses if required to liquidate these holdings.

      - Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

      - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund also serves as investment adviser to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the Fund will carefully analyze the situation and take reasonable steps to minimize or eliminate the potential conflicts.

      - Mortgage-Backed Securities Risk. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

      - New Fund Risk. Neither the Fund nor the master fund may not grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.

      - Prepayment Risk. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If the Fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

      - Sector Risk. The risk that the Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

TEMPORARY DEFENSIVE POSITION

      - Short-Term Investments. For defensive purposes, the Fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

PERFORMANCE INFORMATION

      Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

      The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                              0.10%
Distribution (12b-1) Fees                     0.05%
Other Expenses**                              0.05%
                                              ----
Total Annual Fund Operating Expenses          0.20%
                                              ====

----------
* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through [ ], 2007. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.

**    Other Expenses are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 year                   3 years
------                   -------
 $[ ]                     $[ ]

MANAGEMENT AND ORGANIZATION

      The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

      The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

      The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is the world's largest institutional money manager, and uses quantitative and
traditional techniques to manage more than $____ trillion as of [     ], 2006 in
investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $__ billion in assets under management at [ ], 2006. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of 0.10% of the Funds average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

      The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

      The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

      The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.

      The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

      The Transfer and Dividend Disbursing Agent. [ALPS Mutual Funds Services, Inc. is the transfer and dividend disbursing agent.]

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

      The investment objective of the Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

      Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate risk and credit/default risk.

      Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk -- Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities -- Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

      Mortgage-Backed Securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

      Types of mortgage-related securities in which the Fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

      Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

      Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

      Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

      Investment Grade Securities. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Adviser, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Adviser determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

      Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

      Futures Contracts and Options on Futures. To invest cash for purposes of hedging the Fund's other investments, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Fund may also purchase futures and options if cheaper than the underlying stocks or bonds.

      A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

      Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

      Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

      When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures. The Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

      Interest Rate Swaps, Default/Credit Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

      Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

      Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

      Repurchase Agreements. The Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund's shareholders.

      Portfolio Duration. The Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

      Options on Securities and Securities Indices. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

SHAREHOLDER INFORMATION

      Determination of Net Asset Value. The Fund determines the price per share (or NAV) twice each business day at 12:00 p.m. Eastern Time (ET) and as of the close of the regular trading session of the New

York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

      Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when Fund shares are not priced, the value of the Fund's portfolio that includes such securities may change on days when Fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

      Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

      The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

                                PURCHASING SHARES

BY MAIL:

      An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:

   SS Institutional Enhanced Cash Fund
   [1625 Broadway, Suite 2200
   Denver, CO  80218]

BY TELEPHONE/FAX:

      An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (303) 623-2577 between the hours of 8:30 a.m. ET and 5:00 p.m. ET to:

- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-     request your new account number (initial purchases only),

-     confirm the amount being wired and wiring bank,

- confirm the name and number of the contact person in connection with the order at the wiring bank, and

- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:

      State Street Bank & Trust Co
      One Lincoln Street
      Boston, MA 02111

      ABA# 011000028
      DDA# 0015-755-2
      Account Name: SS Institutional Enhanced Cash Fund
      Ref: Shareholder Account #
      Ref: Shareholder Name

You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

      In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

      Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Redemption orders are processed at the NAV next determined after the Fund receives your order. If the Fund receives your redemption order prior to 3 p.m. ET on a business day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

      If you are redeeming some, but not all, of your shares, your remaining account balance should be above [$1,000,000] and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than [$10,000,000.] A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity.

                              HOW TO REDEEM SHARES

      BY MAIL           Send a signed letter to:
                            SS Institutional Enhanced Cash Fund
                            1625 Broadway, Suite 2200
                            Denver, CO  80218

                        The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature Guarantees" below.

     BY TELEPHONE           (303) 623-2577
     BETWEEN THE
   HOURS OF 8:30 A.M.
      AND 5 P.M.
     EASTERN TIME

The Fund will need the following information to process your redemption request:

   - name(s) of account owners;

   - account number(s);

   - the name of the Fund;

   - your daytime telephone number; and

   - the dollar amount, percentage or number of shares being redeemed.

      On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 8:30 a.m. ET beginning time.

      Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

   - Your account address has changed within the last 10 business days.

   - A wire is being made payable to someone other than the account owner.

   - Redemption proceeds are being transferred to an account with a different registration.

   - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

   -  Other unusual situations as determined by the Fund's transfer agent.

   The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

   About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access,
please see the website at www.[      ].com. Telephone and Internet transactions
are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

   The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

   Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

   The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

   The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

   The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

   The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

   The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

   Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares.

   Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL ENHANCED CASH FUND:

   The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877)521-4083.

   Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206

             STATE STREET INSTITUTIONAL TAX-FREE ENHANCED CASH FUND

                           Prospectus Dated [ ], 200_

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET INSTITUTIONAL TAX-FREE ENHANCED CASH FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The State Street Institutional Tax-Free Enhanced Cash Fund seeks to provide federally tax-exempt current income and liquidity by investing primarily in a diversified portfolio of municipal debt securities and by maintaining a portfolio duration of one year or less. The Fund will invest at least 80% of its assets in municipal securities.

INTRODUCTION

      The State Street Institutional Tax-Free Enhanced Cash Fund (the "Fund") is a mutual fund that seeks to provide federally tax-exempt current income and liquidity by investing primarily in a diversified portfolio of municipal debt securities and by maintaining a portfolio duration of one year or less. The Fund will invest at least 80% of its assets in municipal securities. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Tax-Free Enhanced Cash Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.

      The Fund has a non-fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

      The Fund may not invest more than 20% of its assets in federally taxable securities including obligations issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements. These investments will generally be short-term in nature and used primarily to seek to manage liquidity and enhance returns. In addition, the Fund may use derivative instruments to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

      The municipal debt obligations in which the Fund may invest include investments in certain revenue sectors that may be more volatile due to changing economic and regulatory issues. This may include industrial development, pollution control, resource recovery, housing, and hospital revenue bond issues. The Fund will invest primarily in debt obligations rated investment grade by Moody's, S&P, or equivalent by another national rating organization. The Fund may not invest in securities subject to the alternative minimum tax.

      The Fund also may invest in securities which, while not rated, are determined by the Adviser to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% investment policy, such unrated securities will be considered to have the rating so determined. Unrated securities in which the Fund may invest include those for which the Adviser has determined that the underlying investment is appropriate and/or the issuer does not choose to apply for a rating. This can occur in a pre-refunding situation or when an issuer has temporary, short-term needs. Subsequent to its purchase by the Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund, but the Adviser will consider such event in determining whether the fund should continue to hold the municipal obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

      - Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

      - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating; generally, lower rated bonds have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

      - Derivatives Risk. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps and structured notes. If the Adviser incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, the Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option or structured notes may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

      - Income Risk. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

      - Interest Rate Risk. During periods of rising interest rates, the Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes than securities with shorter maturities. Short-term securities tend to react to changes in short-term interest rates. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration.

      - Liquidity Risk. The risk that the Fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Certain types of securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. The Fund, if holding such securities, may experience substantial losses if required to liquidate these holdings.

      - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the Fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Fund's policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interests from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

      - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund also serves as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the Fund will carefully analyze the situation and take reasonable steps to minimize or eliminate the potential conflicts.

      - New Fund Risk. Neither the Fund nor the master fund may not grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.

TEMPORARY DEFENSIVE POSITION

      - Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. When investing for defensive purposes, the Fund may not achieve its investment objective.

PERFORMANCE INFORMATION

      Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

      The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                     0.10%
Distribution (12b-1) Fees                            0.05%
Other Expenses**                                     0.05%
                                                     ----
Total Annual Fund Operating Expenses                 0.20%
                                                     ====

----------
* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through [ ], 2007. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.

**    Other Expenses are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 year                  3 years
------                  -------
 $[ ]                      $[ ]

MANAGEMENT AND ORGANIZATION

      The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Master Fund (the "Portfolio") in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

      The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

      The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is the world's largest institutional money manager, and uses quantitative and traditional techniques to manage more than $____ trillion as of [ ], 2005 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $__ billion in assets under management at [ ], 2006. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

      The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

      The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.

      The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

      The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

      The Transfer and Dividend Disbursing Agent. [ALPS Mutual Funds Services, Inc. is the transfer and dividend disbursing agent.]

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

      The investment objective of the Fund as stated above is non-fundamental which means that it may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

      Municipal Securities. Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

      Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

      Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

      Variable and Floating Rate Securities. The Fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

      The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations. Variable and floating rate securities are subject to interest rate and credit/default risk.

      Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

      Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging the Fund's other investments, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

      A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

      Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

      Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

      When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

      The Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

      Options on Securities and Securities Indices. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

      The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

      Interest Rate Swaps, Default/Credit Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see "Derivative Risk" in the Principal Risks section.

Portfolio Duration. The Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

SHAREHOLDER INFORMATION

      Determination of Net Asset Value. The Fund determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

      Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

      Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

      The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

                                PURCHASING SHARES

BY MAIL:

      An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:

   SS Institutional Tax-Free Enhanced Cash Fund
   [1625 Broadway, Suite 2200
   Denver, CO  80218]

BY TELEPHONE/FAX:

      An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (303) 623-2577 between the hours of 8:30 a.m. ET and 5:00 p.m. ET to:

- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-     request your new account number (initial purchases only),

-     confirm the amount being wired and wiring bank,

- confirm the name and number of the contact person in connection with the order at the wiring bank, and

- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:

      State Street Bank & Trust Co
      One Lincoln Street
      Boston, MA 02111

      ABA# 011000028
      DDA# 0015-755-2
      Account Name: SS Institutional Tax-Free Enhanced Cash Fund
      Ref: Shareholder Account #
      Ref: Shareholder Name

You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

      In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

      Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Redemption orders are processed at the NAV next determined after the Fund receives your order. If the Fund receives your redemption order prior to 3 p.m. ET on a business day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

      If you are redeeming some, but not all, of your shares, your remaining account balance should be above [$1,000,000] and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than [$10,000,000.] A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity.

                              HOW TO REDEEM SHARES

     BY MAIL            Send a signed letter to:
                            SS Institutional Tax-Free Enhanced Cash Fund
                            1625 Broadway, Suite 2200
                            Denver, CO  80218

                        The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature Guarantees" below.

  BY TELEPHONE          (303) 623-2577
   BETWEEN THE
HOURS OF 8:30 A.M.
   AND 5 P.M.
  EASTERN TIME

The Fund will need the following information to process your redemption request:

      -     name(s) of account owners;

      -     account number(s);

      -     the name of the Fund;

      -     your daytime telephone number; and

      -     the dollar amount, percentage or number of shares being redeemed.

      On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 8:30 a.m. ET beginning time.

      Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

      -     Your account address has changed within the last 10 business days.

      - A wire is being made payable to someone other than the account owner.

      - Redemption proceeds are being transferred to an account with a different registration.

      - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

      -     Other unusual situations as determined by the Fund's transfer agent.

      The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

      About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access,
please see the website at www.[      ].com. Telephone and Internet transactions
are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

      The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

      Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

      The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

      The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

      The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

      The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

      Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares.

      Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL TAX-FREE ENHANCED CASH
FUND:

      The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877)521-4083.

      Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206

              STATE STREET INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                           Prospectus Dated [ ], 200_

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET INSTITUTIONAL TAX-FREE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The State Street Institutional Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. There is no guarantee the Fund will be able to maintain a stable net asset value per share.

INTRODUCTION

      The State Street Institutional Tax Free Money Market Fund (the "Fund") seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Tax-Free Money Market Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.

      The Fund has a non-fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

      The Fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

      The Fund intends to obtain a money market fund rating of _____ from Standard & Poor's(R) (S&P). To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. If S&P changes or adds other requirements or any such criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating; generally, lower rated bonds have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

- Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income over time to decline.

- Interest Rate Risk. During periods of rising interest rates, the Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes than securities with shorter maturities. Short-term securities tend to react to changes in short-term interest rates. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration.

- Liquidity Risk. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. The Fund holding such securities may experience substantial losses if required to liquidate these holdings.

- Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

- Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund may also serve as investment adviser to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

- Money Market Risk. The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the Fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Fund's policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interests from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

- New Fund Risk. Neither the Fund nor the master fund may not grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.

      TEMPORARY DEFENSIVE POSITION

- Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. When investing for defensive purposes, the Fund may not achieve its investment objective.

PERFORMANCE INFORMATION

      Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

      The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                                       0.10%
Distribution (12b-1) Fees                                              0.05%
Other Expenses**                                                       0.05%
                                                                       ----
Total Annual Fund Operating Expenses                                   0.20%
                                                                       ====

----------
* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through [ ], 2007. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.

**    Other Expenses are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

     1 year                       3 years
----------------            ----------------

      $[ ]                         $[ ]

MANAGEMENT AND ORGANIZATION

      The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

      The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

      The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is the world's largest institutional money manager, and uses quantitative and
traditional techniques to manage more than $____ trillion as of [      ], 2006
in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $__ billion in assets under management at [ ], 2006. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

      The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

      The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.

      The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

      The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

      The Transfer and Dividend Disbursing Agent. [ALPS Mutual Funds Services, Inc. is the transfer and dividend disbursing agent.]

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

      The investment objective of the Fund as stated above is non-fundamental which means that it may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

      Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC rules applicable to money market mutual funds. At the time of acquisition, the Adviser has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

      Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Fund's price or yield.

      Municipal Securities. Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

      Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

      Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

      Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

      Variable and Floating Rate Securities. The Fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of municipal obligations. Variable and floating rate securities are subject to interest rate and credit/default risks.

SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Fund seeks to maintain a stable $1.00 per share net asset value ("NAV"). The Fund determines the price per share (or
NAV) twice each business day at 12:00 p.m. Eastern Time (ET) and as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

      Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

      Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

      The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

                                PURCHASING SHARES

BY MAIL:
      An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:
  SS Institutional Tax-Free Money Market Fund
  [1625 Broadway, Suite 2200
  Denver, CO 80218]

BY TELEPHONE/FAX:

      An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (303) 623-2577 between the hours of 8:30 a.m. ET and 5:00 p.m. ET to:

- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),
-     request your new account number (initial purchases only),
-     confirm the amount being wired and wiring bank,
- confirm the name and number of the contact person in connection with the order at the wiring bank, and
- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),
For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:

      State Street Bank & Trust Co
      One Lincoln Street
      Boston, MA 02111

      ABA# 011000028
      DDA# 0015-755-2
      Account Name: SS Institutional Tax-Free Money Market Fund
      Ref: Shareholder Account #
      Ref: Shareholder Name

You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

      In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

      Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Redemption orders are processed at the NAV next determined after the Fund receives your order. If the Fund receives your redemption order prior to 3 p.m. ET on a business day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

      If you are redeeming some, but not all, of your shares, your remaining account balance should be above [$1,000,000] and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than [$10,000,000.] A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity.

                              HOW TO REDEEM SHARES

   BY MAIL          Send a signed letter to:
                       SS Institutional Tax-Free Money Market Fund
                       1625 Broadway, Suite 2200
                       Denver, CO  80218

                    The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature Guarantees" below.

 BY TELEPHONE       (303) 623-2577
  BETWEEN
HOURS OF 8:30 A.M.
  AND 5 P.M.
 EASTERN TIME

The Fund will need the following information to process your redemption request:

   -     name(s) of account owners;
   -     account number(s);
   -     the name of the Fund;
   -     your daytime telephone number; and
   -     the dollar amount, percentage or number of shares being redeemed.

      On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 8:30 a.m. ET beginning time.

      Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

   -     Your account address has changed within the last 10 business days.
   - A wire is being made payable to someone other than the account owner.
   - Redemption proceeds are being transferred to an account with a different registration.

   - A wire is being sent to a financial institution other than the one that has been established on your Fund account.
   -     Other unusual situations as determined by the Fund's transfer agent.

      The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

      About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access,
please see the website at www.[      ].com. Telephone and Internet transactions
are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

      The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

      Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

      The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

      The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN

      The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

      The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

      Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares.

     Although gains resulting from the sale or exchange of your shares will generally be a taxable event, no gain or loss for a shareholder is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL TAX-FREE MONEY MARKET
FUND:

      The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877)521-4083.

      Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                  STATE STREET INSTITUTIONAL ENHANCED CASH FUND

             STATE STREET INSTITUTIONAL TAX-FREE ENHANCED CASH FUND

              STATE STREET INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                   State Street Institutional Investment Trust
                                  P.O. Box 5049
                           Boston, Massachusetts 02206

                                   [    ], 200[ ]

      This Statement of Additional Information ("SAI") dated [      ], 200[ ]
relates to the prospectuses dated [ ], 200[ ] (the "Prospectuses") for the State Street Institutional Enhanced Cash Fund, State Street Institutional Tax-Free Enhanced Cash Fund and the State Street Institutional Tax-Free Money Market Fund.

      The SAI is not a prospectus and should be read in conjunction with the Prospectuses. To obtain a copy of a Prospectus, please call the customer service center at the telephone number shown in the accompanying Contract prospectus, if applicable, or write the Trust at the address listed above.

      A copy of the Trust's annual report with respect to the Funds will available, without charge, upon request, by calling the customer service center at the telephone number shown in the accompanying Contract prospectus, if applicable, or by writing the Trust at the address above.

TABLE OF CONTENTS

Trust History..........................................................      3
Description of the Funds and Their Investments and Risks...............      3
Additional Investments and Risks.......................................      3
Management of the Trust................................................     16
Proxy Voting Procedures................................................     19
Control Persons and Principal Holders of Securities....................     19
Investment Advisory and Other Services.................................     19
Brokerage Allocation and Other Practices...............................     21
Capital Stock and Other Securities.....................................     22
Purchase, Redemption and Pricing of Shares.............................     22
Taxation of the Funds..................................................     23
Underwriter............................................................     26
Calculation of Performance Data........................................     26
Other Information......................................................     28
Financial Statements...................................................     29
Appendix A - Ratings of Debt Instruments...............................    A-1
Appendix B - Trust's Proxy Voting Procedures...........................    B-1
Appendix C - Adviser's Proxy Voting Procedures.........................    C-1

TRUST HISTORY

      The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000.

      The Trust is an open-end management investment company. The Trust contains the following diversified series:

            -     State Street Equity 500 Enhanced Fund;

            -     State Street Equity 400 Enhanced Fund;

            -     State Street Equity 2000 Enhanced Fund;

            -     State Street Enhanced Cash Fund ;

            -     State Street Institutional Liquid Reserves Fund;

            -     State Street U.S. Government Money Market Fund;

            - State Street Institutional Enhanced Cash Fund ("Enhanced Cash Fund");

            - State Street Institutional Tax-Free Enhanced Cash Fund ("Tax-Free Enhanced Cash Fund"); and o State Street Institutional Tax-Free Money Market Fund ("Tax-Free Money Market Fund").

      Only the Enhanced Cash Fund, Tax-Free Enhanced Cash Fund and Tax-Free Money Market Fund are discussed in this SAI (each, a "Fund" and collectively, the "Funds"). The Tax-Free Enhanced Cash Fund and Tax-Free Money Market Fund may be referred to in this SAI as the "Tax-Free Funds." The Enhanced Cash Fund and the Tax-Free Enhanced Cash Fund may be referred to in this SAI as the "Enhanced Funds." The other series of the Trust are not discussed in this SAI and are offered via separate Prospectuses and SAI.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

      Each Fund's Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest. In addition to the principal investment strategies and the principal risks of the Fund described in the Fund's Prospectus, a Fund may employ other investment practices and may be subject to additional risks, which are described below.

      Each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (each, a "Portfolio") of the State Street Master Funds ("Master Trust"), a separately registered management investment company, that has the same investment objective as, and investment policies that are substantially similar to those of, each applicable Fund. In reviewing the additional investments and risks of the Funds below, you should assume that the additional investments and risks of the corresponding Portfolio are the same in all material respects as those of the Fund (and that, at times when a Fund has invested its assets in a Portfolio, the descriptions below of the Fund's additional investments and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.

ADDITIONAL INVESTMENTS AND RISKS

      To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques.

Asset-Backed Securities

      The Enhanced Cash Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Use of asset-backed securities will represent less than 5% of the Liquid Reserves Fund's total assets by issuer.

Credit/Default Swaps

      The Enhanced Funds may enter into credit/default swap transactions. Credit/default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit/default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs")

      The Enhanced Cash Fund may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

      Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

Forward Commitments

      Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Futures Contracts and Options on Futures

      The Enhanced Funds may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

      A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, an Index Fund is required to deposit an initial margin with the futures broker. The initial margin serves as a "good faith" deposit that an Index Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

      Options on futures contracts give the purchaser the right to assume a position in a futures contract at a specified price at any time before expiration of the option. Each Enhanced Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Interest Rate Swaps

      The Enhanced Funds may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by an Enhanced Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Enhanced Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Enhanced Funds intend to use these transactions as a hedge and not as a speculative investment.

Illiquid Securities

      Each Fund may invest in illiquid securities. Each Enhanced Fund will invest no more than 15% of its net assets, and the Tax-Free Money Market Fund will invest no more than 10% of its net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Mortgage-Backed and Mortgage-Related Securities

      The Enhanced Cash Fund may invest in mortgage pass-through certificates. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

      Privately issued mortgage-backed securities, including collateralized mortgage obligations, may have characteristics similar to those described above, but do not have the backing of the U.S. government or any agency or instrumentality. Certain "tranches" of mortgage pools may represent an interest in only a portion of the interest or principal payments paid on the underlying mortgages, and these values may be highly volatile.

      The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

      Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Municipal and Municipal-Related Securities

      The Tax-Free Funds may invest in municipal and municipal-related securities, as set forth below. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Tax-Free Funds may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Tax-Free Funds ability to acquire and dispose of municipal securities at desirable yield and price levels. Concentration of a Tax-Free Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

      Auction Rate Securities

      Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

      Industrial Development and Private Activity Bonds

      Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

      Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in each Tax-Free Fund's Prospectus and discussed below under "Taxation of the Funds," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

      Insured Municipal Securities

      Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Adviser selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Adviser's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

      Municipal Leases

      The Tax-Free Funds may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit a Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

      Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Tax-Free Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

      Whether a municipal lease agreement will be considered illiquid for the purpose of a Fund's restriction on investments in illiquid securities will be determined in accordance with procedures established by the Board of Trustees.

      Municipal Securities

      Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

      Pre-Refunded Municipal Securities

      The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been "pre-refunded" using the escrow fund.

      Tender Option Bonds

      A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Options on Securities

      Each Enhanced Fund may purchase or sell options on securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option.

      The Enhanced Funds may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Enhanced Funds will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

      The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Enhanded Funds has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund;
(3) margin deposits on the fund's existing OTC options on futures contracts; and
(4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

Purchase of Other Investment Company Shares

      Each Fund may, to the extent permitted under the Investment Company of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund's. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Reverse Repurchase Agreements

      The Enhanced Cash Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Fund's custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Fund's ability to reacquire the underlying securities.

Section 4(2) Commercial Paper

      The Enhanced Cash Fund may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended ("1933 Act") ("Section 4(2) paper").

      Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper.

      Section 4(2) paper will not be subject to the Enhanced Cash Fund's percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for Section 4(2) paper.

Tax Exempt Commercial Paper

      The Tax-Free Funds may invest in tax exempt commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Tax-Free Funds will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service. See Appendix A for more information on the ratings of debt instruments.

Total Return Swaps

      The Enhanced Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. An Enhanced Fund's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.

Treasury Inflation-Protection Securities

      The Enhanced Cash Fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

      Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

      IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

U.S. Government Securities

      Each Fund may purchase U.S. government securities. The types of U.S. government obligations in which each Fund may at times invest include: (1) a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

Variable Amount Master Demand Notes

      The Enhanced Funds may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Variable and Floating Rate Securities

      The Funds may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The Enhanced Cash Fund und may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser.

When-Issued Securities

      Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. The Fund segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Funds will not invest more than 25% of their respective net assets in when-issued securities.

      Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value ("NAV").

      When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Zero Coupon Securities

      The Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument.

      Because a Fund accrues income from zero coupon securities without receiving regular interest payments in cash, the fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force a Fund to sell portfolio securities to maintain portfolio liquidity.

      Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest

      The Enhanced Cash Fund may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

Investment Restrictions

      The Portfolios in which the Funds invest each have substantially the same investment restrictions as their corresponding Funds. In reviewing the description of a Fund's investment restrictions below, you should assume that the investment restrictions of the corresponding Portfolio are the same in all material respects as those of the Fund.

      The Trust has also adopted the following fundamental investment policies, which, with respect to the Funds, may not be changed without the approval of a majority of the shareholders of the respective Fund, as defined above. Each Fund will not:

      (1) Invest 25% or more of the value of its total assets in securities of companies (municipalities in the case of the Tax-Free Funds) primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

      (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

      (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund's total assets.

      (6) Invest more than 15% of its net assets in the aggregate (10% in the case of the Tax-Free Money Market Fund) of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      (7) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      (8) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

Disclosure of Portfolio Holdings

Introduction

      Each Fund currently invests all of its assets in a related Portfolio, each of which is a series of the Master Trust, that has the same investment objectives and substantially the same investment policies as the relevant Fund.

The Master Trust and the Trust, on behalf of each of their series (collectively, the "Trusts"), have adopted a joint portfolio holdings disclosure policy (the "Policy").

      The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolios or Funds for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the Securities and Exchange Commission (the "SEC").

General Policy

      In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser's compliance department ("Authorizing Officer") where it is determined that (i) there is a legitimate business purpose for the information,
(ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund's underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of a Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

      The Policy provides that portfolio holdings information for the Funds may be made available more frequently and prior to its public availability in accordance with the foregoing to:

      1. Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Funds' contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Funds' Unaffiliated Service Providers as of the date of this SAI for which the Funds may provide portfolio holdings information is identified in the Funds' Prospectus and this SAI; in addition, Bowne, Inc. (financial printer) is an Unaffiliated Service Provider.

      2. Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds. The table below sets forth the names of those organizations as of the date of this SAI to whom the Funds (or the Master Trust on behalf of the Funds) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:

                               NAME
                               Bloomberg L.P.
                               Lipper Analytical Services
                               Moody's Investors Service
                               Morningstar, Inc.
                               Standard & Poor's Ratings Services
                               Thomson Financial

      3. Fund Affiliates and Fiduciaries. Various firms, such as (1) the Adviser, State Street Bank and Trust Company ("State Street") and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to a Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or a Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

      4. As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.

      5. Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust's officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

Prohibitions on Disclosure of Portfolio Holdings

      The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that a Fund owns XYZ Company only if the Fund's ownership of such company has previously been publicly disclosed.

Additional Matters

      None of the Funds, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust's Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.

MANAGEMENT OF THE TRUST

         The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Trust. As of [ ], 200[ ], none of the Trustees were considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees").

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                                                     FUND
   NAME, ADDRESS,      POSITION(s)   TERM OF OFFICE                                               COMPLEX (1)          OTHER
AND DATE OF BIRTH      HELD WITH     AND LENGTH OF              PRINCIPAL OCCUPATION              OVERSEEN BY      DIRECTORSHIPS
    ("DOB")              TRUST        TIME SERVED              DURING PAST FIVE YEARS               TRUSTEE       HELD BY TRUSTEE
--------------------   -----------   ----------------   ---------------------------------------   -----------   ------------------
INDEPENDENT TRUSTEES

Michael F. Holland     Trustee and   Term: Indefinite   Chairman, Holland & Company L.L.C.            18        Trustee, State
Holland & Company,     Chairman of                      (investment adviser) (1995 - present).                  Street Master
LLC                    the Board     Elected: 7/99                                                              Funds; Director,
375 Park Avenue                                                                                                 the Holland Series
New York, NY 10152                                                                                              Fund, Inc.;
                                                                                                                Director, The
DOB: July 7, 1944                                                                                               China Fund, Inc.;
                                                                                                                Trustee, Scottish
                                                                                                                Widows
                                                                                                                Investment
                                                                                                                Partnership Trust

William L. Boyan       Trustee       Term: Indefinite   Trustee of Old Mutual South Africa            18        Trustee, State
State Street Master                                     Master Trust (investments) (1995 -                      Street Master
Funds                                Elected: 7/99      present); Chairman emeritus, Children's                 Funds; and
P.O. Box 5049                                           Hospital (1984 - present); Director,                    Trustee, Old
Boston, MA 02206                                        Boston Plan For Excellence (non-profit)                 Mutual South
                                                        (1994 - present); President and Chief                   Africa Master
DOB: January 20,                                        Operations Officer, John Hancock                        Trust
1937                                                    Mutual Life Insurance Company (1959
                                                        - 1999).  Mr. Boyan retired in 1999.

Rina K. Spence         Trustee       Term: Indefinite   President of SpenceCare International         18        Trustee, State
7 Acacia Street                                         LLC (1998 - present); Member of the                     Street Master
Cambridge, MA                                           Advisory Board, Ingenium Corp.                          Funds; Director,
02138                                Elected: 7/99      (technology company) (2001 - present);                  Berkshire Life
                                                        Chief Executive Officer, IEmily.com                     Insurance
DOB: October 24,                                        (internet company) (2000 - 2001); Chief                 Company of
1948                                                    Executive Officer of Consensus                          America; and
                                                        Pharmaceutical, Inc. (1998 - 1999);                     Director,
                                                        Founder, President and Chief Executive                  IEmily.com
                                                        Officer of Spence Center for Women's
                                                        Health (1994 - 1998); Trustee, Eastern
                                                        Enterprise (utilities) (1988 - 2000).

Douglas T. Williams    Trustee       Term: Indefinite   Executive Vice President of Chase             18        Trustee, State
State Street Master                                     Manhattan Bank (1987 - 1999).  Mr.                      Street Master
Funds                                Elected: 7/99      Williams retired in 1999.                               Funds
P.O. Box 5049
Boston, MA 02206

DOB: December 23,
1940

                                                            TERM OF OFFICE AND
     NAME, ADDRESS,                    POSITION(s) HELD      LENGTH OF TIME                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH ("DOB")                 WITH TRUST             SERVED                     DURING PAST FIVE YEARS
-----------------------------------   -------------------   ------------------   ------------------------------------------------
OFFICERS:

James E. Ross                         President             Term: Indefinite     President, SSgA Funds Management, Inc. (2005 -
SSgA Funds Management, Inc.                                                      present); Principal, SSgA Funds Management, Inc.
State Street Financial Center                               Elected: 4/05        (2001 - present); Principal, State Street Global
One Lincoln Street                                                               Advisers (March 2000 - present).
Boston, MA 02111-2900

DOB:  June 24, 1965

Gary L. French                        Treasurer             Term: Indefinite     Senior Vice President of State Street Bank and
State Street Bank and                                                            Trust Company (2002 - present); Managing
Trust Company                                               Elected: 5/05        Director, Deutsche Bank (including its predecessor,
2 Avenue de Lafayette                                                            Scudder Investments), Fund Operations Unit (2001
Boston, MA  02111                                                                - 2002); President, UAM Fund Services (1995 -
                                                                                 2001).
DOB:  July 4, 1951

Ryan M. Louvar                        Secretary             Term: Indefinite     Vice President and Counsel of State Street Bank
State Street Bank and Trust Company                                              and Trust Company (2005 - present); Counsel,
2 Avenue de Lafayette                                       Elected: 4/06        BISYS Fund Services (2000 to 2005).
Boston, MA  02111

DOB: February 18, 1972
                                      Chief                 Term: Indefinite
Peter A. Ambrosini                    Compliance Officer                         Senior Principal and Chief Compliance and Risk
SSgA Funds                                                  Elected: 5/04        Management Officer, SSgA Funds Management,
Management, Inc.                                                                 Inc. and State Street Global Advisors (2001-
State Street Financial Center                                                    present); Managing Director,
One Lincoln Street                                                               PricewaterhouseCoopers LLP (1986-2001).
Boston, MA 02111

DOB: December 17, 1943

------------
(1) The "Fund Complex" consists of the Funds discussed in this SAI, the six other series of the Trust and nine series of State Street Master Funds, none of which are discussed in this SAI and are offered via separate prospectuses and SAIs.

      The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

      The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

      The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit

Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2005, the Audit Committee held two meetings.

      The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2005, the Nominating Committee did not meet.

      The Pricing Committee is composed of all of the Independent Trustees. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available in accordance with the Trust's Valuation Procedures. The Pricing Committee acts pursuant to a tiered notification and meeting structure as set forth in the Valuation Procedures, and is generally convened in the event of a pricing matter that may potentially materially impact a Fund's NAV. During the fiscal year ended December 31, 2005, the Pricing Committee did not meet.

Trustee Ownership of Securities of the Trust, Adviser and Distributor

      As of December 31, 2005 none of the Independent Trustees had any ownership of securities of the Adviser or ALPS Distributors, Inc. ("ALPS"), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS.

      The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2005.

                                                    Aggregate Dollar Range of Equity
                                                 Securities in All Registered Investment
                      Dollar Range of Equity     Companies Overseen by Trustee in Family
Name of Trustee       Securities in the Trust          of Investment Companies(1)
-------------------   -----------------------    ---------------------------------------
William L. Boyan              None                              None
Michael F. Holland            None                              None
Rina K. Spence                None                              None
Douglas T. Williams           None                              None

-------------
(1) As of December 31, 2005, the Family of Investment Companies consisted of six series of the Trust and six series of State Street Master Funds.

Trustee Compensation

      The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2005.

                                                  Pension or                                 Total
                                                  Retirement                             Compensation
                                 Aggregate         Benefits         Estimated Annual   from Trust & Fund
                               Compensation    Accrued as Part of    Benefits Upon      Complex Paid to
Name and Position              from Trust(1)     Trust Expenses        Retirement         Trustees(1)
---------------------------    -------------   ------------------   -----------------  -----------------
William L. Boyan, Trustee           $0                $0                    $0              $30,000
Michael F. Holland, Trustee         $0                $0                    $0              $30,000
Rina K. Spence, Trustee             $0                $0                    $0              $30,000
Douglas T. Williams, Trustee        $0                $0                    $0              $30,000

-------------
(1) As of December 31, 2005, there were two investment companies (the Trust and State Street Master Funds) and twelve funds in the Fund Complex.

      The Trust, the Adviser and ALPS have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or ALPS.

PROXY VOTING PROCEDURES

      The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser's general management of the Portfolios, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B and a copy of the Adviser's proxy voting procedures is located in Appendix C.

      Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the date of this SAI, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Funds.

      As of the date of this SAI, [       ], a [       ] corporation located at
[      ], owned 100% of the shares of each of the Funds and, therefore, may be deemed to control each Fund as of the date of this SAI. As a result, this organization could have the ability to approve or reject those matters submitted to the shareholders of each Fund for their approval.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

      SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") is responsible for the investment management of the Funds pursuant to an Investment Advisory
Agreement dated May 1, 2001 (as amended to add the Funds on [      ], 2006) (the
"Advisory Agreement"), by and between the Adviser and the Trust.

      Each Fund currently invests all of its assets in a related Portfolio that has the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remains completely invested in a Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. A Fund may withdraw its investment from the related Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Trust has retained the Adviser as investment adviser to manage a Fund's assets in the event that the Fund withdraws its investment from its related Portfolio.

      The Adviser is also the investment adviser to each of the related Portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Adviser and State Street Master Funds, on behalf of the Portfolios. The Adviser receives an investment advisory fee with respect to each related Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Trust on behalf of the Funds and the Adviser. Each Fund that invests in a related Portfolio bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

      The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was approved by the Trustees, including a majority of the
Independent Trustees, on [      ], 2006.

      The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Funds, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Funds that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.

      In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of each Fund to participate in volume transactions will produce better executions for the Funds.

      Since the Funds had not commenced operations prior to the date of this SAI, no amounts have been paid to the Adviser for services rendered to the Funds.

Administrator, Custodian and Transfer Agent

      Under the Administrative Services Agreement (the "Administration Agreement"), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Funds' investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator's gross negligence or willful misconduct in the performance of its duties.

      State Street serves as Custodian for the Funds pursuant to the Custody Agreement and holds the Funds' assets.

      ALPS Mutual Funds Services, Inc. serves as Transfer Agent to the Funds.

Certain Fees

      As consideration for State Street's services as administrator and custodian to the Funds, State Street shall receive from each Fund an annual fee, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule:

      Annual Fee Schedule for each Fund
      $25,000 for Administration Services
      $12,000 for Custody and Accounting Services

      Since the Funds had not commenced operations prior to the date of this SAI, no amounts have been paid for services rendered to the Funds.

Rule 12b-1 Plan

      The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the "Rule 12b-1 Plan") under which the Funds may compensate their distributor (or others) for services in connection with the distribution of the Funds' shares
and for services provided to Fund shareholders. As of [      ], 200[ ] none of
the Independent Trustees or interested persons of the Trust had a direct or indirect financial interest in the operation of the Rule 12b-1 Plan. The Rule
12b-1 Plan calls for payments by each at an annual rate of up to [      ]%
(based on average net assets)

      Since the Funds had not commenced operations prior to the date of this SAI, no amounts have been paid under the 12b-1 Plan with respect to any Fund.

Counsel and Independent Registered Public Accounting Firm

      Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is One International Place, Boston, Massachusetts 02110.

      [      ] serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) assistance and consultation with respect to the preparation of filings with the SEC. In connection with the audit of the 2007 financial statements with respect to the Funds, the Trust
entered into an engagement agreement with [      ] that sets forth the terms of
[      ] audit engagement. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages. The principal
business address of [      ] is [      ].

BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Funds invests all of their investable assets in a corresponding Portfolio and therefore do not directly incur transactional costs for purchases and sales of portfolio investments. The Funds purchase and redeem shares of the corresponding Portfolio each day depending on the number of shares of such Fund purchased or redeemed by investors on that day. Shares of the Portfolios are available for purchase by the Funds at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.

      All portfolio transactions are placed on behalf of the Portfolios by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because a Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to a Portfolio. When a Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Portfolios normally do not pay a stated brokerage commission on transactions.

      Each Portfolio's investment advisory agreement authorizes SSgA FM to place, in the name of the Portfolio, orders for the execution of the securities transactions in which the Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use any Portfolio's assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

      The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

CAPITAL STOCK AND OTHER SECURITIES

      Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund's net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Fund may not be transferred.

      Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

      Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust's property for any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder and for reimbursement of the shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with any such claim or liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

      Shares of the Funds are offered continuously at a price equal to the NAV attributable to each share. Each Fund determines the NAV per share on each day on which the New York Stock Exchange (the "NYSE") is open for trading ("Business Day"). This determination with respect to the Enhanced Funds is made twice each Business Bay at 12 noon Eastern time and at the close of regular trading on the NYSE. This determination with respect to the Tax-Free Money Market Fund is made at the close of regular trading on the NYSE.

      The NAV for each Fund is determined by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.

      The NYSE is open for trading every weekday except for: (a) the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.

      It is the Tax-Free Money Market Fund's policy to use its best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Tax-Free Money Market Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Tax-Free Money Market Fund would receive if it sold the instrument.

      For example, in periods of declining interest rates, the daily yield on the Tax-Free Money Market Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the NAV based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on the Tax-Free Money Market Fund's shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

      The Trustees have established procedures reasonably designed to stabilize the Tax-Free Money Market Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Tax-Free Money Market Fund's NAV using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and
(3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

      The Funds' securities will be valued pursuant to guidelines established by the Board of Trustees.

TAXATION OF THE FUNDS

Qualification as a Regulated Investment Company

      Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the favorable tax treatment accorded regulated investment companies, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for each year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets are invested in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of its assets are invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Taxation of Distributions Received by Shareholders

      Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will generally be taxable to shareholders as long-term capital gain (generally taxed at 15% rate for non-corporate shareholders), without regard to how long a shareholder has held shares of the Fund.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's NAV also reflects unrealized losses.

Tax Exempt Income (Tax-Free Funds only)

      Dividends paid by the Tax-Free Funds will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Tax-Free Funds intend to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Funds under local and state income tax laws may differ from the treatment thereof under the Code.

      If shares of the Funds are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

      The Funds may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, a portion of which may be taxable to shareholders as ordinary income. The Budget Reconciliation Act of 1993 contains a provision which repeals a 1984 rule pertaining to the treatment of profits of discount bonds. Gains attributed to a market discount will be taxed as ordinary income and gains from accretion will be taxed as a capital gain. The difference lies in the determination of which portion of the gain is accretion and which is market discount.

      Entities or persons who are "substantial users" (or persons related to substantial users) of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Funds still are tax-exempt to the extent described in each Fund's prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If a Fund invests in any instrument that generates taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Funds realize capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of a Fund.

Taxation of Certain Financial Instruments (Enhanced Funds only)

      Each Enhanced Fund may enter into futures contracts, options on futures contracts and options on securities indices. Such contracts held by an Enhanced Fund at the close of its taxable year will generally be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from this constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Enhanced Fund actually held the instruments. The amount of any capital gain or loss actually realized by the Enhanced Fund in a subsequent sale or other disposition of the instruments is adjusted to reflect any capital gain or loss taken into account in a prior year as a result of the constructive sale of the instruments. The hedging transactions undertaken by the Enhanced Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by an Enhanced Fund. In addition, losses realized by the Enhanced Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.

      An Enhanced Fund may make one or more of the elections available under the Code that are applicable to straddles. If an Enhanced Fund makes any of the elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or loses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be reported to investors and which will be taxable to them as ordinary income or long-term capital gain, may be increased or decreased as compared to an Enhanced Fund that did not engage in such hedging transactions.

Foreign Income

      Income received by a Fund from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries will vary. If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by its shareholders. Pursuant to such election, the Fund's share of the amount of foreign taxes paid by it will be included in the income of its shareholders, and such shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each Fund's investors will be notified after the close of a Fund's taxable year as to the foreign taxes that will "pass through" for that year and, if so, such notification will designate (a) the regulated investment company investor's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived form sources within each such country.

      The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interests and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit for foreign taxes paid with respect to such gains may be restricted by this limitation. In addition a shareholder must hold shares of a Fund (without protection from risk or loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign tax credit passed through by the Fund.

Redemptions and Exchanges

      Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

State and Local Taxes

      Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

      The foregoing discussion summarizes some of the consequences under the current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund including in-kind transactions under all applicable tax laws.

UNDERWRITER

      ALPS Distributors, Inc. serves as the Funds' Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Funds pay the Distributor fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see "Rule 12b-1 Plan," above. The Distributor is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of the Distributor is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

CALCULATION OF PERFORMANCE DATA

      The yield for the Funds is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

      Each Fund calculates an effective yield by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD=[(BASE PERIOD RETURN+1)([365/7])] - (1)

      Each Fund calculates its tax equivalent current yield by dividing that portion of a Fund's yield, as described above, that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

      Each Fund calculates its tax equivalent effective yield by dividing that portion of a Fund's effective yield, as described above, that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

Average Annual Total Return

      The Funds' "average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1+T)(n)=ERV

      Where:

           P        =     a hypothetical initial payment of $1000.
           T        =     average annual total return.
           n        =     number of years.
           ERV      =     Ending Redeemable Value of a hypothetical $1,000
                          payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions

      The Enhanced Cash Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                 P(1+T)(n)=ATV(D)

           Where:

           P        =     a hypothetical initial payment of $1000.
           T        =     average annual total return.
           n        =     number of years.
           ATV(D)   =     ending value of a hypothetical $1,000 payment made at
                          the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemptions

      The Enhanced Cash Fund's "average annual total return after taxes on distributions and redemptions" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1+T)(n)=ATV(DR)

           Where:

           P        =     a hypothetical initial payment of $1000.
           T        =     average annual total return.
           n        =     number of years.
           ATV(DR)  =     ending value of a hypothetical $1,000 payment made at
                          the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

30-Day Yield

      In addition to total return, the Funds may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

      Yield =  2[({a-b/cd}+1)(6) - 1]

Where:
           a    =      dividends and interest earned during the period.

           b    =      expenses accrued for the period (net of reimbursements).
           c    =      the average daily number of shares outstanding during
                       the period that were entitled to receive dividends.
           d    =      the maximum offering price per share on the last day of
                       the period.

      For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in a Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      The Funds calculate their tax equivalent 30-day yield quotations by dividing that portion of the Fund's yield, as described above, that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

      The Funds' performance will vary from time to time depending on market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of a Fund for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in shares of a Fund with certain bank deposits or other investments that may pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by the Funds.

OTHER INFORMATION

      Registration Statement. This SAI and each Fund's prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the Funds and securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of each Fund's documents can be viewed online or downloaded from the SEC's website at http://www.sec.gov.

      Statements contained herein and in each Fund's prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respects by such reference.

      Annual Operating Expenses of the Funds. Unless otherwise noted, each Fund's expense ratio, identified as "Annual Operating Expenses of the Fund" in the prospectus expense tables, reflects such Fund's estimated operating expenses for the current fiscal year and includes the Fund's estimated percentage of the corresponding Portfolio's estimated operating expenses for the current fiscal year as a percentage of the Fund's average net assets for the year. Because the percentage is based on the Fund's "average" net assets over a period of one year which has been estimated since such Fund has no historical information as of the date of this SAI, it does not identify what the expense ratio would be at asset levels that differ from the estimated average, and the estimated average may not accurately reflect the actual average net assets of the Fund. Asset levels that are substantially higher or lower than the estimated average may result in substantially lower or higher expense ratios. Each Fund, as it has a significant amount of non-asset-based fees, if it experienced a significant asset decline during the previous fiscal year, may have substantially increased expense ratios in a fiscal year. Depending on the circumstances, each Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include, among others, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

      There is no financial information for the Funds since the Funds had not yet commenced operations prior to the date of this SAI.

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") - LONG TERM DEBT RATINGS. The following is a description of Moody's debt instrument ratings.

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P's ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 - Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

APPENDIX B

                            STATE STREET MASTER FUNDS
                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

      B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating

--------------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

      the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

      D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI. DISCLOSURES

      A. The Trusts shall include in its registration statement:

            1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

            2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

      B. The Trusts shall include in its annual and semi-annual reports to shareholders:

            1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

            2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

-----------
(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

VII. REVIEW OF POLICY.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX C

      PROXY VOTING POLICY                        [SSGA LOGO]
                                                Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

      -     Approval of auditors

      -     Directors' and auditors' compensation

      -     Directors' liability and indemnification

      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -     Stock option plans which are incentive based and not excessive

      -     Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -     Requirements that auditors attend the annual meeting of shareholders

      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals which require inappropriate endorsements or corporate actions

      - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

      - Proposal asking companies to adopt full tenure holding periods for their executives

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee --

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)   Declaration of Trust was filed previously as Exhibit (a) to the Trust's
         Registration Statement and is incorporated by reference herein.

   (2) Form of Amendment No. 1 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

   (3) Form of Amendment No. 2 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(3) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

   (4) Form of Amendment No. 3 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(4) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

   (5) Amendment No. 4 to Agreement and Declaration of Trust to be filed by amendment.

(b) Second Amended and Restated By-laws of the Trust were filed previously as Exhibit (b) to Post-Effective Amendment No. 12 to the Trust's
         Registration Statement and are incorporated by reference herein.

(c)      Not applicable.

(d)(1) Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust was filed previously as Exhibit (d)(2) to Post-Effective
         Amendment No. 9+ and is incorporated by reference herein.

   (2)   Form of Amendment to Investment Advisory Contract between SSgA Funds
         Management, Inc. and the Trust was filed previously as Exhibit (d)(3) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

   (3)   Form of Fee Waiver and Expense Reimbursement Agreement between SSgA
         Funds Management, Inc. and the Trust with respect to the State Street
         Institutional Liquid Reserves Fund was filed previously as Exhibit
         (d)(3) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

   (4) Form of Voluntary Fee Waiver Letter from SSgA Funds Management, Inc. to the Trust with respect to the State Street Institutional Liquid
         Reserves Fund was filed previously as Exhibit (d)(4) to Post-Effective
         Amendment No. 17 and is incorporated by reference herein.

   (5)   Form of Amendment to Investment Advisory Contract between SSgA Funds
         Management, Inc. and the Trust regarding the State Street Institutional
         Enhanced Cash Fund, State Street Institutional Tax-Free Enhanced Cash
         Fund and State Street Institutional Tax-Free Money Market Fund to be filed by amendment.

(e)(1) Distribution Agreement between ALPS Distributors, Inc. and the Trust was filed previously as Exhibit (e)(1) to Post-Effective Amendment No.
         17 and is incorporated by reference herein.

   (2) Form of Selling Dealer Agreement was filed previously as Exhibit (e)(4) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(f)      Not applicable.

(g)(1)   Amended and Restated Custodian Agreement between State Street Bank and
         Trust Company and the Trust was filed previously as Exhibit (g)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(h)(1)   Transfer Agent and Services Agreement between State Street Bank and
         Trust Company and the Trust was filed previously as Exhibit (h)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

   (2) Administration Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (h)(2) to Post-Effective
         Amendment No. 9+ and is incorporated by reference herein.

   (3)   Form of Transfer Agent and Services Agreements between ALPS Mutual Fund
         Services, Inc. and the Trust related to the State Street Institutional
         Liquid Reserves Fund was filed previously as Exhibit (h)(3) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(3)(a)   Amendment to Transfer Agent and Services Agreements between ALPS Mutual
         Fund Services, Inc. and the Trust related to the State Street
         Institutional Liquid Reserves Fund was filed previously as Exhibit
         (h)(3) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

   (4)   Form of Master-Feeder Participation Agreement between State Street
         Master Funds and the Trust with respect to the State Street Equity 500
         Index Fund was filed previously as Exhibit (h)(4) to Post-Effective
         Amendment No. 17 and is incorporated by reference herein.

   (5)   Form of Master-Feeder Participation Agreement between State Street
         Master Funds and the Trust with respect to the State Street
         Institutional Liquid Reserves Fund was filed previously as Exhibit
         (h)(5) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

   (6) Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Enhanced
         Cash Fund to be filed by amendment.

   (7) Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax-Free
         Enhanced Cash Fund to be filed by amendment.

   (8) Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax-Free
         Money Market Fund to be filed by amendment.

(i)(1) Legal Opinion of Ropes & Gray LLP was filed previously as Exhibit (i) to Pre-Effective Amendment No. 1 to the Trust's Registration Statement and is incorporated by reference herein.

   (2)   Legal Opinion of Ropes & Gray LLP regarding the State Street Money
         Market Fund was filed previously as Exhibit (i)(2) to Post-Effective
         Amendment No. 10 and is incorporated by reference herein.

   (3)   Legal Opinion of Ropes & Gray LLP regarding the Class R Shares of the
         State Street Equity 500 Index Fund was filed previously as Exhibit
         (i)(3) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

   (4)   Legal Opinion of Ropes & Gray LLP regarding the State Street
         Institutional Enhanced Cash Fund, State Street Institutional Tax-Free
         Enhanced Cash Fund and State Street Institutional Tax-Free Money Market
         Fund to be filed by amendment.

(j)(1)   Consent of Ernst & Young LLP was filed previously as Exhibit (j) to
         Post-Effective Amendment No. 17 and is incorporated by reference herein.

(k)      Not applicable.

(l)      Not applicable.

(m)      Rule 12b-1 Plan to be filed by amendment.

(n)      Rule 18f-3 Plan was filed previously as Exhibit (n) to Post-Effective
         Amendment No. 15 and is incorporated by reference herein.

(p)(1) Joint Code of Ethics with the State Street Master Funds was filed previously as Exhibit (p)(1) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

   (2) Amended Code of Ethics of SSgA Funds Management, Inc. was filed previously as Exhibit (p)(2) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

   (3) Amended Code of Ethics of ALPS Distributors, Inc. was filed previously as Exhibit (p)(3) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

+ Post-Effective Amendment No. 8 was filed with the Commission on January 30, 2002. The next Post-Effective Amendment, filed on April 30, 2002, should have been sequentially numbered Post-Effective Amendment No. 9. Due to a scrivener's error, it was numbered Post-Effective Amendment No. 10. Such Post-Effective Amendment has been referred to in this Part C as Post-Effective Amendment No. 9.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     See the Prospectus and the Statement of Additional Information regarding the Trust's control relationships.

ITEM 25. INDEMNIFICATION

     Pursuant to Article 4 of the Trust's Amended and Restated By-Laws, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

     As to any matter disposed of by a compromise payment by any such Covered Person referred to above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of Shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     See "Management of the Trust" in Part B. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Trust and the following other investment companies: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Scottish Widows Investment Partnership Trust, Stonebridge Funds, Inc.,

          Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund and WisdomTree Trust.

     (b) To the best of the Trust's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke      Director and President
Thomas A. Carter     Managing Director -Sales and Finance; Treasurer
Jeremy O. May        Managing Director - Operations and Client Service;
                     Secretary
Diana Adams          Vice President, Controller
Tane T. Tyler        Chief Legal Officer, Assistant Secretary
Bradley J. Swenson   Chief Compliance Officer

* The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:

     State Street Institutional Investment Trust ("Trust")
     P.O. Box 5049 Boston, MA 02206

     SSgA Funds Management, Inc. ("Adviser")
     State Street Financial Center
     One Lincoln Street
     Boston, MA 02111

     State Street Bank and Trust Company ("Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent", except not the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund)
     2 Avenue de Lafayette
     Boston, MA 02111

     ALPS Distributors, Inc.
     ALPS Mutual Fund Services, Inc. (Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund)
     1625 Broadway
     Suite 2200
     Denver, CO 80202

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant, State Street Institutional Investment Trust (the "Trust") certifies that it meets all of the requirements for effectiveness of this amendment to the Trust's registration statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Trust's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of December 2006.

                                        STATE STREET INSTITUTIONAL INVESTMENT
                                        TRUST


                                        By:                   *
                                            ------------------------------------
                                            James E. Ross
                                            President

Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities indicated on the 26th day of December, 2006:

Signature                               Title
---------                               -----


                  *
-------------------------------------
James E. Ross                           President (Principal Executive Officer)


                  *
-------------------------------------
Gary L. French                          Treasurer (Principal Accounting Officer)


                  *
-------------------------------------
William L. Boyan                        Trustee


                  *
-------------------------------------
Michael F. Holland                      Trustee


                  *
-------------------------------------
Rina K. Spence                          Trustee


                  *
-------------------------------------
Douglas T. Williams                     Trustee


* Attorney-in-fact: /s/ Tim P. Walsh
                    -----------------